UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 4, 2007
                                                 ---------------------

                       Presidential Realty Corporation
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          (Exact name of registrant as specified in its charter)

       DELAWARE                   1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))





ITEM 8.01         Other Events

On April 4, 2007, Presidential Realty Corporation ("Presidential") purchased 10,000 shares of its Class B Common Stock at $7.00 per share from Robert E. Shapiro, the Chairman of the Board of Directors of Presidential. The closing price of Presidential's Class B Common Shares on the American Stock Exchange on April 4, 2007, was $7.72.

Presidential has from time to time purchased shares of its stock from individual shareholders who have approached Presidential. Since January 1, 2007, Presidential has, in addition to the shares purchased from Mr. Shapiro, purchased a total of 774 shares of Class A Common Stock and 11,528 shares of Class B Common Stock in private transactions at prices ranging from $7.47 per share to $8.07 per share. Presidential has no specific plan or program to repurchase shares but it may do so in the future.










                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 9, 2007                        PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President